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                                                                    EXHIBIT 23.5



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors


Symphony Pharmacy Services, Inc.:



     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement on Form S-4 of Capstone Pharmacy Services, Inc.



                                            /s/  KPMG PEAT MARWICK LLP


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Baltimore, Maryland


July 30, 1997